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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): SEPTEMBER 28, 2004
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                         RTI INTERNATIONAL METALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      OHIO
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                 (State or Other Jurisdiction of Incorporation)

           001-14437                                    52-2115953
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   (Commission File Number)                  (IRS Employer Identification No.)

           1000 WARREN AVENUE
               NILES, OHIO                                        44446
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 (Address of Principal Executive Offices)                       (Zip Code)

                                 (330) 544-7700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 28, 2004, RTI International Metals, Inc., an Ohio corporation ("RTI"), and its wholly-owned subsidiary RTI-Claro, Inc., a Quebec corporation (the "Company") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Daniel Molina and Jean-Louis Mourain, where the Company will purchase 100% of the issued and outstanding shares of Claro Precision, Inc., a Quebec corporation ("Claro") from Daniel Molina and Jean-Louis Mourain, both individuals resident in the Province of Quebec, Canada, for CAN$38,000,000.

         Subject to the terms and conditions of the Purchase Agreement, at the effective time of the acquisition, Claro will become a wholly-owned subsidiary of the Company. Pursuant to the Purchase Agreement, RTI, at its sole option, may issue up to twenty percent of the purchase price in shares of RTI's common stock based on the average closing price of RTI's common stock on the New York Stock Exchange for the 20 days immediately preceding the closing date (the "Average Price"). The number of shares of RTI's common stock will be determined by using the official 12:00 noon exchange rate posted by the Central Bank of Canada on the closing date. The parties anticipate that the transaction will be consummated on or around October 1, 2004.


ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

EXHIBIT NO.                          DESCRIPTION
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  99.1            Press Release of the registrant dated September 28, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RTI International Metals, Inc.

Date:  September 29, 2004                       By: /s/ Lawrence W. Jacobs
                                                    ---------------------------
                                                    Lawrence W. Jacobs
                                                    Vice President and
                                                    Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibit No.                             Description
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   99.1            Press Release of the registrant dated September 28, 2004.